Property and equipment, net	12 Months Ended
Dec. 31, 2015
Property and equipment, net

Note 6 Property and equipment, net

The following table summarizes property and equipment by categories as of:

	Year Ended December 31,
	2014	2015
Computer equipment	$34,935	$44,850
Office furniture and equipment	3,947	4,466
Vehicles	1,534	987
Leasehold improvements	5,244	7,562

Total property and equipment	45,660	57,865
Less: accumulated depreciation	(27,660)	(34,357)

Total property and equipment, net	$18,000	$23,508

Assets held under capital leases at gross value amount included in the above table for financial years 2013, 2014 and 2015, are nil, $922 and $4,949, respectively. Accumulated depreciation for those assets held under capital leases in the above table for financial years 2013, 2014 and 2015, are nil, $70 and $546, respectively. Capital lease obligations for the assets held under capital lease amount to $493 and $4,174 as of December 31, 2014 and 2015, respectively.

Depreciation expense, including impairments, was $8,083, $8,984 and $9,797 in financial years 2013, 2014 and 2015, respectively.

During the financial years ended December 31, 2014 and 2015, the Company received government grants related to certain capital expenditures. The grants, equivalent to $1,565 and nil for 2014 and 2015, respectively, were recorded as a deduction from property and equipment. The grants were subject to specific conditions, which the Company fullfilled.

As of December 31, 2014 and 2015, property and equipment with a carrying value of $14,786 and $18,491, respectively, have been pledged as collateral for the long-term debt (Note 11).